FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

        Date of Report (Date of earliest event reported) March 7, 2006
                                                         ----------------


                        ACROSS AMERICA REAL ESTATE CORP.
                  --------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


        Colorado              000-50764                20-0003432
     ---------------         ----------         --------------------------
     (State or other         (Commission        (IRS Employer File Number)
     jurisdiction of         File No.)
     incorporation)


           1660 Seventeenth Street, Suite 450, Denver, Colorado 80202
           -----------------------------------------------------------
           (Address of principal executive offices including zip code)


                                 (303) 893-1003
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


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                                    FORM 8-K
                                 CURRENT REPORT
                         Pursuant to Section 13 or 15(d)
                          of the Securities Act of 1934

References in this document to "us," "we," or "the Company" refer to Across America Real Estate Corp. and its subsidiaries.

Item 5.02
Departure of Directors and Principal Officers; Election of Outside Directors
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Effective March 2, 2006, Mr. Charles J. Berling resigned from our Board of
Directors. He remains our Executive Vice President and Managing Director of Operations. A copy of Mr. Berling's resignation letter is attached as an exhibit.

As a result of Mr. Berling's resignation, we have appointed Mr. G. Brent Backman to our Board of Directors. Mr. Backman is a principal of GDBA Investments, LLLP, our largest shareholder. He began his career at Hughes Aircraft Company, where he rose to the position of Business Manager of a $400 million research laboratory. He left Hughes to help found Ion Tech, which was acquired by Veeco Instruments. He co-founded Advanced Energy Industries (Nasdaq:AEIS) in 1981, a manufacturer of subsystems for the semiconductor equipment market. Advanced Energy Industries became a public company in 1995. Mr. Backman retired as an officer from Advanced Energy Industries in 1998 and from its Board of Directors in 2002.


Item 9.01 Exhibit; Resignation Letter


March 2, 2006

To the Board of Directors
Across America Real Estate Corp.
1660 17th Steet, Suite 450
Denver, CO 80202

RE: Resignation

Dear Board Members:

To facilitate a smooth and expedient transition of Across America Real Estate Corp. bringing on a new member of the Board, I am hereby tendering my immediate resignation from the Board.

I look forward with enthusiasm and confidence to continue to serve the company as its Executive Vice President and pledge my ongoing cooperation to this newly constituted Board.

Thank you for giving me this great opportunity to serve such an exciting and growing company in a business to which I have dedicated my entire working career.

Very truly yours,

//signed//
Charles J. Berling

                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           Across America Real Estate Corp.


    Dated: March 7, 2006                   By  /s/ Alexander V. Lagerborg
                                               ----------------------------
                                               Alexander V. Lagerborg
                                               Chief Executive Officer